JONES LANG LASALLE®

Real value in a changing world

Investor Presentation May 2013 48,000 employees 200 offices 70 countries 1 global platform Exhibit 99.1

Table of Contents 2 I. Company Description II. Global Growth Strategy III. Financial Overview IV. Appendix

Company Description

2013 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM

TOP 150 NATIONAL TOP WORKPLACES

Forbes 2013 AMERICA'S MOST TRUSTWORTHY COMPANIES

ENERGY STAR AWARD 2013 PARTNER OF THE YEAR Sustained Excellence

CR's 100 Best 2013

2013 100 The Global Outsourcing IAOP

National Safety Council Proud Member

U.S. Green Building Council LEED Platinum USGBC

JONES LANG LASALLE®

Shareholder opportunity
•
Leading global markets positions
•
Consolidator in a consolidating industry
•
Productivity and margin expansion
Premier global investment manager
•
LaSalle Investment Management provides outstanding
performance for global real estate investors
•
Investment expertise including core, value-add,
opportunistic investing across property types
•
More than 300 institutional clients worldwide
Shareholder value
•
Strong cash-generating business model
•
Revenue growth
•
Investment-grade balance sheet
•
Effective tax and interest expense management
Global real estate services
•
Strategic, fully integrated services for real estate
owners, occupiers and investors
•
Productivity and cost solutions for corporate clients
•
Industry leader recognized for deep market knowledge
and execution
Creating real value for clients and our firm

Jones Lang Wootton
founded
1783 1968
1997 1999
LaSalle Partners
founded
LaSalle Partners initial
public offering
LaSalle Partners and Jones
Lang Wootton merge to create
Jones Lang LaSalle
Integrated global platform
(NYSE ticker “JLL”)
Strategic M&A establishes premier market position
2008
The Staubach Company and
Jones Lang LaSalle combine operations
Largest merger in JLL history transforms
U.S. local markets position
King Sturge (est. 1760) and Jones Lang LaSalle merge EMEA operations
Enhances strength and depth of service capabilities in the UK and EMEA
1760
14% compound annual
revenue growth rate since
1999 merger
2011

Delivering integrated services globally
2012 Fee Revenue = $3.6B
Global Distribution
Leasing
Advisory
& Other
LaSalle Inv. Mgmt.
Property & Facility
Mgmt.
Project &
Development
Services
Capital Markets
Other
United Kingdom
France
Germany
Other
Europe
Japan
Greater China
(incl. Hong Kong)
Australia
India
Singapore
EMEA
Asia Pacific
Americas
43%
5%
3% 4%
6%
7%
10%
13%
4%
3%
2%
United
States

10%
36%
14%
10%
23%
7%

Repositioning Creates Opportunity: Trends from 2002 to 2012
Growth in a consolidating industry
Jones Lang LaSalle ($ in millions)
Fee Revenue Adjusted Operating Income
Market Cap
1
~4x
$3,640
$860
2002 2012
~5x
$340
$67
2002
2012
~5x
$3,836
$786
2002 2012
(1) Based on peak share price in each year

Toward centralized decisions
Toward larger, global service providers
Toward cross-border investing
Toward market share growth for established brands
Trend Opportunity
Complex corporate real estate portfolio decisions benefit
from JLL’s expertise
Few players possess JLL’s breadth of service
and reach
Global platform and deep research create opportunities for
cross-border investor clients
High-quality brand, reputation and platform attract
and retain top talent

JLL 3-Year Performance
Market Trends
Emerging markets to
lead global expansion
Demand for
local and global services
Outsourcing growth
continues
Top asset managers win
investor mandates
Industry
consolidation
(1)
Other Financing Activities include change in working capital, debt issue costs and share activity related to taxes on stock awards
Market share expansion drives growth and cash generation
3-Year Cash from Earnings = $962M
New
Acquisitions
Deferred Acquisition
Obligations
Co-Investment
Other Financing
Activities¹
Dividends
CapEx

Metric Growth
Revenue
34%
Adjusted Net Income
48%
Adjusted EBITDA
29%
Adjusted EPS
45%
23%
32%
23%
4%
8%
10%

Global Growth Strategy

G5 global growth strategy
G4
G2
G3
G1
Build our local and
regional leasing
and capital
markets business
Capture the leading
share of global
capital flows for
investment sales
Strengthen our winning
positions in Corporate
Solutions
Grow LaSalle Investment
Management’s leadership
position

G5
CONNECTIONS:
Differentiate and Sustain

Full-year Capital Markets & Leasing market volumes
2013 Leasing volumes projected flat to 2012 levels
2013 Capital Market volumes projected up 10% - 15% on 2012

Q1 2013 v. Q1 2012 FY 2013 v. FY 2012
Market Volumes Market Volumes
Capital Markets
Americas 9% 15-20%
EMEA 28% Flat
Asia Pacific 26% 10-15%
Total 20% 10-15%
Q1 2013 v. Q1 2012 FY 2013 v. FY 2012
Gross Absorption Gross Absorption
Leasing
Americas (U.S. only) 5% 0-5%
EMEA (Europe only) -2% Flat
Asia Pacific (select markets) -17% -5-10%
Total Flat Flat

($ in billions)
Global capital flows for investment sales
* EMEA: In US$ terms, unchanged in Euro terms.
Source: Jones Lang LaSalle, April 2013
Direct Commercial Real Estate Investment, 2005-2013
2013 volumes projected  up 10-15% on 2012
Projection updates as of Q1:
Americas: Unchanged
EMEA: Up 5% from previous forecast
Asia Pacific: Previous forecast was up 15%
+15-20%
Click here
to see the JLL Global Market
Perspective

0
50
100
150
200
250
300
350
Americas EMEA Asia Pacific
2005 2006 2007 2008 2009 2010 2011 2012 2013 Projection
Flat
+10-15%

Asia Pacific
EMEA
Americas
Leasing
Capital Markets
Scale and leadership in Leasing and Capital Markets
Market Outlook
Overall, Leasing volumes projected flat to 2012 levels
2013 Capital Markets volumes projected up
10%-15% on 2012
JLL Revenue
($ in millions)
**
*
* July 2008: Staubach Company acquired, annual revenue = $375 million
**May 2011: King Sturge acquired, annual revenue - $260 million

$241
$373
$500
$638
$760
$830
$227
$247
$173
$203
$236
$250
$125
$133
$108
$159
$192
$198
2007 2008 2009 2010 2011 2012
$114
$61
$38
$84
$136
$169
$339
$196
$107
$141
$229
$235
$104
$60
$58
$81
$95
$109
2007 2008 2009 2010 2011 2012
$593
$781 $753
$1,000
$1,188
$1,278
$557
$317
$203
$306
$460
$513

Strategic consulting
Project & development services
Lease administration
Facility management
International desk
Corporate capital markets

JONES LANG LASALLE®

Global outsourcing propels Corporate Solutions
Competitive Advantages
Global
Position
Transformational
outsourcing
Space
optimization
Portfolio transparency
Energy
management
Expertise across services & geographies to capitalize on market trends
JLL’s world-class capabilities 2012 JLL Client Wins
Scalable platform
Transaction
management
Single point of
accountability
Energy &
sustainability
Integrated Service
Wins
58
Wins
48
Expansions
39
Renewals
47
Large Corporations Middle Market

Competitive Advantages
Diversified global
platform
Core, Value Add,
Opportunistic,
Public Equity
300+
institutional clients
Consistent client
services delivery model
Financial backing
of well-capitalized
parent company
Proven performance history with long-standing client relationships
($ millions)
2005 to 2012 Advisory Fees Assets Under Management
Q1 2013 AUM = $48B
Performance drives LaSalle Investment Management
Building Advisory Fees in
Healthy Markets
Global Financial
Crisis
Stabilized
Advisory Fees
($ billions)
Fund Management $16.4
Public Securities $9.8
Separate Accounts $21.5

$128
$178
$245
$278
$242
$238
$245
$228
$0
$100
$200
$300
2005 2006 2007 2008 2009 2010 2011 2012

Consolidating industry leads to JLL opportunity
Transformative Results
The Staubach
Company
King Sturge Meghraj Trinity Funds
Management
Strategy Establish leading U.S. local
market tenant rep position
Strengthen local market
scale, particularly in the UK
Augment India corporate business
with leading local presence
Gain scale and credibility
in Australia for LaSalle
Purchase Price $613 million £197 million $60 million A$9 million
Payment
Structure
36% upfront;
64% deferred over 5 years
50% upfront;
50% deferred over 5 years
50% upfront:
50% deferred over 5 years
100% upfront
EBITDA
multiple
8.0x notional,
7.0x on PV basis
7.5x notional,
7.0x on PV basis
7.5x 4.0x
Strategic
Align with
G5 strategy
Enhance service
delivery for clients
Cultural
alignment
Meet
financial goals
Financial
Profit growth to
shareholders
Neutral to accretive
EBITDA multiples
EPS accretive within
12-18 months
Maintain investment
grade strength

Financial Overview

Note: 2012 and 2011 adjusted for restructuring and intangible amortization.
2012
Fee
Revenue
Adjusted
Net Income
$245M
Adjusted
EPS
$5.48
Adjusted
EBITDA
$436M
Adjusted EBITDA
Margin
12.0%
Gross revenue : $3.9B
2011
$215M $4.83 $395M 11.7% $3.4B
US GAAP: $164M US GAAP: $3.70 EBITDA: $339M EBITDA margin: 9.5% Gross Revenue: $3.6B
US GAAP: $208M US GAAP: $4.63 EBITDA: $391M EBITDA margin: 9.9%
6% revenue growth against strong prior-year quarter,
record first quarter revenue
Healthy Capital Markets & Hotels performance and
continued growth in Property & Facility Management
Q1 2013 Real Estate Services Adjusted EBITDA up
26% to $34M
Focus on market share growth and improved
productivity across the firm
$3.6B
Consolidated earnings scorecard
Q1 2013 Performance & Priorities 2012 Revenue Contribution
Americas
LIM
Asia Pacific
EMEA

44%
27%
22%
7%
Margin is calculated on a fee revenue basis.

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Jones Lang LaSalle

Q1 2013 Real Estate Services revenue
($ in millions; % change in USD over Q1 2012)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

Leasing
$152.3 2% $48.9 3% $28.0 (16%) $229.2 0%
Capital Markets & Hotels $38.7 39% $58.2 48% $23.8 10% $120.7 36%
Property & Facility
Management
$108.5 7% $42.7 0% $99.9 4% $251.1 4%
Fee Revenue
$89.4 4% $40.4 (2%)
$82.3
11% $212.1 5%
Project & Development
Services
$37.9 (4%) $56.0 11% $19.7 13% $113.6 6%
Fee Revenue $37.7 (5%) $24.1 0%
$15.3
4% $77.1 (2%)
Advisory,
Consulting & Other
$24.1 5% $39.1 2% $18.5 5% $81.7 3%
Total RES Operating
Revenue
$361.5 6% $244.9 12% $189.9 2% $796.3 7%
Fee Revenue
$342.2 5% $210.7 11%
$167.9
4% $720.8 6%
Americas EMEA Asia Pacific Total RES

2012
Fee
Revenue
Operating Income
$168M
Operating Income
Margin
10.1%
EBITDA
$210M
EBITDA Margin
12.7%
Gross revenue : $1.7B
2011
$163M 10.8% $201M 13.4% $1.5B
Revenue growth driven by Capital Markets &
Hotels, market share gains continued
EBITDA margin expansion; 7.3% in Q1 2013 vs
6.7% in Q1 2012
Solid Leasing pipelines for remainder of 2013;
conversion dependent on client confidence
$1.7B
Americas Real Estate Services
Q1 2013 Performance & Priorities 2012 Revenue Contribution

United
States
92%
Brazil 3%
Canada 2%
Mexico 1%
Other
Americas 2%
Note: Margin is calculated on a fee revenue basis.  See Appendix for calculation of fee revenue. EBITDA margin for 2012 and 2011 would have been ~13.0% after adjusting 2012 compensation expense for the Staubach acquisition payment and adjusting 2011 compensation expense for the elimination of SOP.

2012
Fee
Revenue
Operating Income
$58M
Operating Income
Margin
6.2%
EBITDA
$75M
EBITDA Margin
8.0%
Gross revenue : $1.0B
2011
$39M 4.4% $57M 6.5% $888M
Revenue growth driven by Capital Markets &
Hotels and, geographically, by Russia and the UK
Positive Q1 2013 EBITDA vs. loss in Q1 2012;
driven by 2012 cost actions and productivity
initiatives
Continue to improve margins through 2013 with
focus on technology, innovation and productivity
$936M
EMEA Real Estate Services
Q1 2013 Performance & Priorities 2012 Revenue Contribution
Note: Operating income has been adjusted to exclude $5 million of King Sturge intangibles amortization.  Margin is calculated on a fee revenue basis.  See Appendix for calculation of fee revenue.

U.K. 41%
France 17%
Germany
12%
Russia 4%
Spain 4%
Netherlands
3%
Belgium 3%
Italy 2%
MENA 2%
Other EMEA
12%

2012
Fee
Revenue
Operating Income
$65M
Operating Income
Margin
8.4%
EBITDA
$78M
EBITDA Margin
10.0%
Gross revenue : $876M
2011
$66M 9.3% $78M 11.0% $731M
Revenue growth led by annuity fees in Property &
Facility Management and transactional growth in
Capital Markets & Hotels
Geographically, Q1 2013 growth driven by Hong
Kong, China and Southeast Asia
Winning Corporate Solutions business continues to
generate profitable, recurring revenue
$781M
Asia Pacific Real Estate Services
Q1 2013 Performance & Priorities 2012 Revenue Contribution
Note: Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue.

Australia
31%
Greater
China (inc.
Hong Kong)
26%
India 13%
Japan 14%
Singapore
6%
Thailand 2%
New Zealand
2%
Other
Asia
6%

2012
Fee
Revenue
Operating Income
$72M
Operating Income
Margin
25.2%
EBITDA
$74M
EBITDA Margin
25.9%
2011
$57M 20.7% $60M 21.7% $275M
Stabilized advisory fees provide strong base for
financial performance
Improved investment activity and capital raising
provide potential for advisory fee growth
Strong incentive fees and equity earnings of $20M
in Q1 2012 compares with $5M in Q1 2013
Expect significantly lower incentive fees for FY
2013 compared with FY 2012
$285M
LaSalle Investment Management
Q1 2013 Performance & Priorities Q1 2013 Assets Under Management
($ in billions)
Note: AUM data reported on a one-quarter lag.

U.K.
$14.6
Continental
Europe
$4.5
North
America
$11.9
Asia
Pacific
$6.9
Public
Securities
$9.8

Strong balance sheet position
•
Investment grade balance sheet; Baa2 / BBB- (Stable)
•
Healthy net debt position after Q1 2013 incentive
compensation payments
•
Semi-annual dividend increased by 10%
to $0.22 per share from $0.20 per share
– Payment date June 14, 2013
•
Modest Q1 Capital Spending
– Cap Ex $13M
– Deferred Acquisition Payments  $  3M
– Co-Investment $  7M
Balance Sheet Q1 Q4
$ millions
2013 2012
Cash $    133 $    152
Short Term Borrowings 38 32
Credit Facility 470 169
Net Bank Debt $    375     $      49
LT Senior Notes 275 275
Deferred Acquisition
Obligations 220 214
Total Net Debt $    870 $    538
Q1 2013 Highlights
Low debt cost: Q1 2013 net interest expense of $7.9M
Credit facility capacity of $1.1B
Diversified funding sources with $275M, 4.4% coupon Long Term
Senior Notes issued in Q4 2012

Jones Lang LaSalle
Integrated global
services
Industry-leading
research and market
expertise
Superior client
relationship
management
Strong
brand
Investment-grade
balance sheet
Solid performance in growth opportunities
JLL actions for continued success Optimism returning to global markets
Leverage global positions to grow market share and
continue client success in local markets
Increase productivity and manage costs to improve margin
Continue to invest strategically to capitalize
on market consolidation
Maintain financial strength and flexibility to respond to
opportunities and challenges
On-going industry consolidation
trends continue
Continuing growth in
corporate outsourcing
Steady institutional capital flows
into global real estate

Appendix

as of Q1 2013
Leasing Values
Source: Jones Lang LaSalle
Asia Pacific
EMEA
Americas
as of Q1 2013
Capital Values
JLL Property Clocks
SM
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Paris, Beijing
Madrid
Brussels
Shanghai
London
Frankfurt
Moscow
Berlin, San Francisco
Washington DC, Toronto
Amsterdam
Dallas
Mexico City, Sydney
New York, Chicago, Sao Paulo
Boston, Los Angeles, Stockholm
Houston
Hong Kong
Seoul
Tokyo
Singapore
Mumbai
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Washington DC
New York
Johannesburg
Istanbul, Tokyo
Boston
Los Angeles,  Dubai
San Francisco
Houston
Brussels, Singapore, Shanghai
Dallas, London
Paris
Milan
Frankfurt
Moscow
Berlin
Stockholm
Amsterdam, Sao Paulo
Chicago, Madrid
Mexico City
Toronto
Beijing
Hong
Kong
Seoul
Mumbai
Sydney
Rome

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Jones Lang LaSalle

FY 2012 Real Estate Services revenue
($ in millions; % change in USD over FY 2011)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

Leasing
$829.6 9% $250.0 6% $198.2 3% $1,277.8 7%
Capital Markets & Hotels $168.5 24% $235.1 3% $109.3 15% $512.9 12%
Property & Facility
Management
$458.7 31% $155.2 5% $398.4 9% $1,012.3 17%
Fee Revenue
$375.0 14% $155.2 5% $319.9 12% $850.1 12%
Project & Development
Services
$182.9 3% $219.8 21% $83.5 3% $486.2 10%
Fee Revenue
$182.1 2% $106.5 11% $67.2 13% $355.8 7%
Advisory,
Consulting & Other
$107.0 9% $189.1 6% $86.1 6% $382.2 7%
Total RES Operating
Revenue
$1,746.7 15% $1,049.2 8% $875.5 7% $3,671.4 11%
Fee Revenue
$1,662.2 11% $935.9 5% $780.7 10% $3,378.8 8%
Americas EMEA Asia Pacific Total RES

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JONES LANG LASALLE

Q1 2013 Real Estate Services revenue
($ in millions; % change in local currency over Q1 2012)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

Leasing
$152.3 2% $48.9 4% $28.0 (15%) $229.2 0%
Capital Markets & Hotels $38.7 39% $58.2 50% $23.8 12% $120.7 37%
Property & Facility
Management
$108.5 7% $42.7 0% $99.9 8% $251.1 6%
Fee Revenue $89.4 5% $40.4 (2%)
$82.3
14% $212.1 7%
Project & Development
Services
$37.9 (4%) $56.0 11% $19.7 17% $113.6 7%
Fee Revenue
$37.7 (4%) $24.1 0%
$15.3
7% $77.1 (1%)
Advisory,
Consulting & Other
$24.1 6% $39.1 3% $18.5 7% $81.7 5%
Total RES Operating
Revenue
$361.5 6% $244.9 13% $189.9 5% $796.3 8%
Fee Revenue
$342.2 5% $210.7 12% $167.9 7% $720.8 7%
Americas EMEA Asia Pacific Total RES

Fee revenue / expense reconciliation
Note: Consolidated Revenue and Fee Revenue exclude Equity earnings (losses).
•
Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been steadily increasing
•
Margins diluted as gross-accounting requirements increase revenue and costs without corresponding profit
•
Business managed on a “fee” basis to focus on margin expansion in the base business
($ in millions)
2013 2012
Consolidated Revenue 856.0 $   813.3 $
Consolidated Operating Expenses 832.7      789.8
Adjusted Operating Income Margin 2.8% 3.2%
Gross Contract Costs:
Property & Facility Management 19.1 15.8
Project & Development Services 0.2           0.1
Total Gross Contract Costs 19.3 15.9
Property & Facility Management 2.3           1.4
Project & Development Services 31.9 26.3
Total Gross Contract Costs 34.2        27.70
Property & Facility Management 17.6 22.1
Project & Development Services 4.4 2.7
Total Gross Contract Costs 22.0 24.8
Consolidated Fee Revenue 780.5 $   744.3 $
Consolidated Fee-based Operating Expenses 757.2 $   721.4 $
Adjusted Operating Income Margin ("fee"-based) 3.1% 3.4%
Asia Pacific
Americas
EMEA

Reconciliation of GAAP net income to adjusted net income and calculations of earnings per share
Three Months Ended
March 31,
($ in millions)
2013 2012
GAAP Net income attributable to common
shareholders $    13.2 $    14.0
Shares (in 000s) 45,055 44,685
GAAP earnings per share $    0.29 $    0.31
GAAP Net income attributable to common
shareholders $    13.2 $    14.0
Restructuring and acquisition charges, net 2.4 6.7
Intangible amortization, net 0.4              1.6
Adjusted net income $    16.0 $    22.3
Shares (in 000s) 45,055 44,685
Adjusted earnings per share $    0.36 $    0.50

Three Months Ended
March 31,
($ in millions)
2013 2012
Operating Income 20.1 14.6
Restructuring and acquisition charges 3.2 9.0
Intangible amortization 0.6 2.1
Adjusted Operating Income 23.9 25.7
GAAP Net income attributable to common shareholders 13.2 $ 14.0
Interest expense, net of interest income 7.9 7.4
Provision for income taxes 4.4              4.8
Depreciation and amortization 19.1 19.7
EBITDA $ 44.6 $ 45.9
Restructuring and acquisition charges 3.1 9.0
Adjusted EBITDA $ 47.7 $ 54.9
Reconciliation of GAAP operating income to adjusted operating income and net income to adjusted EBITDA

Forward-looking statements

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of
Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements.
Factors that could cause actual results to differ materially include those discussed under “Business,” “Risk Factors,”
“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and
Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2012, in the Quarterly Report on
Form 10-Q for the quarter ended March 31, 2013 and in other reports filed with the Securities and Exchange
Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the
Company’s Board of Directors.  Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.
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